                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-6447

                      (Investment Company Act File Number)

                    Federated Fixed Income Securities, Inc.
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  11/30/06

             Date of Reporting Period:  Fiscal year ended 11/30/06

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated Limited Term Municipal Fund

Established 1993

A Portfolio of Federated Fixed Income Securities, Inc.

13TH ANNUAL SHAREHOLDER REPORT

November 30, 2006

Class A Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF
ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006	2005 [1]	2004	2003	2002
Net Asset Value, Beginning of Period	$9.63	$9.77	$9.90	$9.83	$9.74
Income From Investment Operations:
Net investment income	0.27	0.24	0.21	0.21	0.26
Net realized and unrealized gain (loss) on investments and futures contracts	0.03	(0.14)	(0.13)	0.08	0.09
TOTAL FROM INVESTMENT OPERATIONS	0.30	0.10	0.08	0.29	0.35
Less Distributions:
Distributions from net investment income	(0.27)	(0.24)	(0.21)	(0.22)	(0.26)
Net Asset Value, End of Period	$9.66	$9.63	$9.77	$9.90	$9.83
Total Return [2]	3.20%	1.07%	0.86%	2.92%	3.59%

Ratios to Average Net Assets:
Net expenses	0.99%	0.98%	0.98%	0.98%	0.98%
Net investment income	2.84%	2.50%	2.16%	2.16%	2.58%
Expense waiver/reimbursement [3]	0.40%	0.27%	0.15%	0.11%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$61,414	$87,040	$153,283	$235,512	$225,572
Portfolio turnover	35%	11%	24%	26%	39%

1 Beginning with the year ended November 30, 2005, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006	2005 [1]	2004	2003	2002
Net Asset Value, Beginning of Period	$9.63	$9.77	$9.90	$9.83	$9.74
Income From Investment Operations:
Net investment income	0.30	0.27	0.24	0.24	0.28
Net realized and unrealized gain (loss) on investments and futures contracts	0.03	(0.14)	(0.13)	0.07	0.09
TOTAL FROM INVESTMENT OPERATIONS	0.33	0.13	0.11	0.31	0.37
Less Distributions:
Distributions from net investment income	(0.30)	(0.27)	(0.24)	(0.24)	(0.28)
Net Asset Value, End of Period	$9.66	$9.63	$9.77	$9.90	$9.83
Total Return [2]	3.46%	1.32%	1.11%	3.18%	3.85%

Ratios to Average Net Assets:
Net expenses	0.74%	0.74%	0.73%	0.73%	0.73%
Net investment income	3.08%	2.76%	2.41%	2.41%	2.85%
Expense waiver/reimbursement [3]	0.55%	0.42%	0.30%	0.26%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$11,390	$18,188	$24,385	$25,261	$17,416
Portfolio turnover	35%	11%	24%	26%	39%

1 Beginning with the year ended November 30, 2005, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2006	Ending Account Value 11/30/2006	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,022.10	$5.02
Class F Shares	$1,000	$1,023.40	$3.70
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.10	$5.01
Class F Shares	$1,000	$1,021.41	$3.70

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).The annualized net expense ratios are as follows:

Class A Shares	0.99%
Class F Shares	0.73%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 3.20% for the Class A Shares and 3.46% for the Class F Shares. The total returns of the Lehman Brothers 1-Year Municipal Bond Index (LB1MB) and Lehman Brothers 3-Year Municipal Bond Index (LB3MB), the fund's benchmark indices, were 3.28% and 3.43%, respectively, during the 12-month reporting period. 1 The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LB1MB and LB3MB.

The fund's investment strategy focused on: (a) managing the effective duration 2 of its portfolio (which indicates the portfolio's price sensitivity to interest rates); 3 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit quality and ratings of the portfolio securities. These were the most significant factors affecting the fund's performance relative to the fund's benchmark indices.

* The fund was reorganized into Federated Short-Term Municipal Trust as of the close of business on December 8, 2006. Federated Short-Term Municipal Trust was the surviving entity. Shareholders owning Class A or Class F Shares, respectively, of the fund received Class A or Institutional Service Shares, respectively, of Federated Short-Term Municipal Trust.

1 The LB1MB is the 1 year (1-2) component of the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index of tax-exempt municipal bonds issued after January 1, 1991, with a minimum credit rating of at least Baa, which have been issued as part of a deal at least $75 million, have a minimum maturity value of at least $3 million, and mature in at least one, but not more than two, years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the alternative minimum tax (AMT). The LB3MB is an unmanaged index of tax-exempt municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $75 million, have a maturity value of at least $3 million, and a maturity range of 1-5 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the AMT. The LB1MB and LB3MB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. Indexes are unmanaged, and unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

The following discussion will focus on the performance of the fund's Class A Shares. The 3.20% total return of the fund's Class A Shares for the reporting period consisted of 2.89% of tax-exempt dividends and 0.31% appreciation in the net asset value of the shares. 4

MARKET OVERVIEW

During the 12-month reporting period, short-term interest rates rose as the Federal Reserve Board (the "Fed") increased the Federal Funds Target Rate five times from 4.00% to 5.25%. The Fed halted its tightening campaign in August 2006, and held the Federal Funds Target Rate steady through the end of the reporting period. The two-year Treasury note yield rose from 4.40% at the start of the period to 5.28% in June 2006, before declining to end the reporting period at 4.61%. The two-year, tax-exempt municipal bond yield rose from 3.25% to 3.80% in June 2006, before declining to 3.50% at the end of the reporting period. The tax-exempt municipal yield curve flattened significantly over the reporting period with short-term interest rates rising while intermediate and long-term interest rates declined (that is, while securities still provided slightly higher yields as maturities became longer, the amount of the increase in yields as maturities become longer decreased). Because of this yield movement, longer-term, tax-exempt municipal bonds outperformed short-term, tax-exempt municipal bonds during the reporting period.

With the Fed increasing short-term interest rates during the 12-month reporting period, short maturity (1-3 year) bond yields rose more than yields on short-intermediate maturity (4-6 years) bonds, but experienced less price impact due to their shorter duration.

During the 12-month reporting period, investors continued to pursue lower rated credits because of the additional yield they offered. Credit spreads, or the yield difference between "AAA" rated tax-exempt municipal bonds and bonds of lower credit quality and similar maturity, remained low during the reporting period, as a result of both improving economic activity and the exhaustive demand for securities with higher yields. Credit spreads also remained tight to a greater extent for "BBB" rated (or comparable quality) debt than for other investment grade rated ("AAA," "AA," "A," or comparable quality) debt (meaning that the yield on the "BBB" rated debt improved to a greater extent than for other investment-grade rated debt). 5 High-yield (or non-investment grade) tax-exempt municipal debt provided strong total returns once again as investors appear to have been attracted to the significantly higher yield provided by these issues. Certain revenue bond sectors also outperformed within the LB1MB and LB3MB, such as hospitals, industrial development and pollution control projects.

4 Income may be subject to the federal alternative minimum tax and state and local taxes.

5 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

DURATION

Because the fund is a limited term tax-exempt municipal bond fund, the fund's dollar-weighted average duration generally ranges from 1.5 to 2.5 years. The endpoints of this range reflected the approximate durations of the LB1MB (1.37 years) and LB3MB (2.64 years) as determined at the end of the 12-month reporting period. Duration management is a significant component of the fund's investment strategy.

As determined at the end of the reporting period, the fund's weighted average portfolio duration approximately 2.22 years, which was shorter than the duration of the LB3MB and longer than the duration of the LB1MB.

The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. However, interest rates rose only slightly during the reporting period, so the impact of duration and bond price movement on the fund's performance was not as great as in prior reporting periods. As a result, the income advantage of the slightly longer maturity bonds in the LB3MB (2-4 years) resulted in a higher total return of the LB3MB over the LB1MB (1-2 years). The fund's total return was comparable to both indices and, as a result, the fund's strong relative income helped the fund's performance.

During the 12-month reporting period, the fund maintained a shorter duration stance of 1.6 to 1.8 years until May 2006. The fund's duration was lengthened significantly in the following three months to 2.3 to 2.4 years in anticipation of the Fed pausing in its tightening campaign. This lengthening of the duration of the fund helped the fund's performance versus its benchmark indices as interest rates peaked in late June 2006, and fell significantly in the period from July through September 2006, as the market began to anticipate a slower economic growth environment.

MATURITY AND YIELD CURVE

During the 12-month reporting period, the fund maintained a dollar-weighted effective average maturity of less than 3.0 years. To achieve the fund's duration targets, and to lengthen the duration of the fund beginning in May 2006, the fund concentrated on buying tax-exempt municipal bonds maturing inside of six years, with many of the new purchases being of tax-exempt municipal bonds with maturities from 3 to 6 years, especially during the last six months of the reporting period. This decision to purchase 3- to 6-year maturity bonds helped fund performance relative to the LB1MB and slightly helped the relative performance of the fund versus the LB3MB as short-intermediate maturity bonds outperformed short maturity bonds over the last six months of the reporting period.

During the 12-month reporting period, the fund held a significant portion of it portfolio in securities with maturities less than one year, which are not included in the LB1MB and LB3MB, but provided positive incremental return relative to the benchmark indices due to the income produced from these bond holdings.

Finally, higher coupon tax-exempt municipal bonds (bonds with higher interest rate payments) were emphasized over lower coupon, tax-exempt municipal bonds (bonds with lower interest rate payments) to help provide protection against the negative effects of rising interest rates. These strategies generally benefited the fund's performance.

SECTOR ALLOCATION

During the 12-month reporting period, as compared to the benchmark indices, the fund allocated more of its portfolio to securities issued by hospitals, electric and gas utilities, industrial development, resource recovery projects, and senior care facilities. The fund allocated less of the portfolio to insured bonds and general obligation bonds issued by the state and local issuers than the indices. These allocations had a positive impact on the fund's performance due to the higher yields and income returns available in the over weighted sectors.

CREDIT QUALITY

The overall quality of the fund was maintained at "A+" quality during the 12-month reporting period.

With the continued decrease in credit spreads, and the tightening of credit spreads for "A" and "BBB" rated (or comparable quality) debt, the fund's overweight, relative to the LB1MB and LB3MB, in "A" and "BBB" rated (or comparable quality) debt, benefited fund performance. However, the fund's inability to purchase high-yield, tax-exempt municipal debt impacted performance negatively as this sector of the market also performed well over the reporting period as the demand for high-yield, tax-exempt municipal debt was strong. However, high-yield debt is not included in the LB1MB and LB3MB and, therefore, had no impact on the fund's performance relative to its benchmark indices.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Limited Term Municipal Fund (Class A Shares) (the "Fund") from November 30, 1996 to November 30, 2006, compared to the Lehman Brothers 1-Year Municipal Bond Index (LB1MB) 2 and the Lehman Brothers 3-Year Municipal Bond Index (LB3MB). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2006
1 Year	2.14%
5 Years	2.11%
10 Years	3.05%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1MB and the LB3MB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1MB is the 1 year (1-2) component of the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index of tax-exempt municipal bonds issued after January 1, 1991, with a minimum credit rating of at least Baa, which have been issued as part of a deal at least $75 million, have a minimum maturity value of at least $3 million, and mature in at least one, but not more than two, years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the alternative minimum tax (AMT). The LB3MB is an unmanaged index of tax-exempt municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $75 million, have a maturity value of at least $3 million, and a maturity range of 1-5 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the AMT. The LB1MB and the LB3MB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Limited Term Municipal Fund (Class F Shares) (the "Fund") from November 30, 1996 to November 30, 2006, compared to the Lehman Brothers 1-Year Municipal Bond Index (LB1MB), 2 and the Lehman Brothers 3-Year Municipal Bond Index (LB3MB). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2006
1 Year	2.46%
5 Years	2.58%
10 Years	3.41%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A contingent deferred sales charge of 1.00% would be applied to any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1MB and the LB3MB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1MB is the 1 year (1-2) component of the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index of tax-exempt municipal bonds issued after January 1, 1991, with a minimum credit rating of at least Baa, which have been issued as part of a deal at least $75 million, have a minimum maturity value of at least $3 million, and mature in at least one, but not more than two, years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the alternative minimum tax (AMT). The LB3MB is an unmanaged index of tax-exempt municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $75 million, have a maturity value of at least $3 million, and a maturity range of 1-5 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the AMT. The LB1MB and the LB3MB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At November 30, 2006, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Hospital	17.0%
Insured	15.6%
Electric and Gas	10.7%
General Obligation--Local	10.1%
Bank Enhanced	9.4%
Senior Care	8.7%
General Obligation--State	6.7%
Resource Recovery	5.5%
IDB/PCR	3.3%
Education	3.1%
Water and Sewer	2.2%
Public Power	2.1%
Other [2]	2.7%
Other Assets and Liabilities--Net [3]	2.9%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector.

2 For purposes of this table, sector classifications which constitute less than 2.0% of the Fund's total net assets have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

November 30, 2006

Principal Amount			Value
		MUNICIPAL BONDS--93.0%
		Arizona--1.4%
$1,000,000	[1,2]	Yavapai, AZ IDA, Solid Waste Disposal Revenue Bonds, 4.45% TOBs (Waste Management, Inc.), Mandatory Tender 3/1/2008	$1,002,680
		Arkansas--2.7%
415,000		Jefferson County, AR, PCR Refunding Bonds (Series 2006), 4.60% (Entergy Arkansas, Inc.), 10/1/2017	422,951
1,530,000		Pulaski County, AR, Hospital Refunding Revenue Bonds (Series 2002B), 4.50% (Arkansas Children's Hospital), 3/1/2007	1,533,488
		TOTAL	1,956,439
		California--1.4%
1,000,000		California Health Facilities Financing Authority, INS Revenue Bonds (Series 2006), 4.25% (California-Nevada Methodist Homes)/(California Mortgage Insurance GTD), 7/1/2011	1,011,200
5,000		Delta Counties, CA Home Mortgage Finance Authority, SFM Revenue Bonds (Series 1998A), 4.85% (MBIA Insurance Corp. INS), 12/1/2008	5,037
		TOTAL	1,016,237
		Colorado--10.9%
710,000		Adonea, CO Metropolitan District No. 2, Revenue Bonds (Series 2005B), 4.375% (Compass Bank, Birmingham LOC)/(Original Issue Yield: 4.50%), 12/1/2015	731,428
100,000		Beacon Point, CO Metropolitan District, Revenue Bonds (Series 2005B), 4.375% (Compass Bank, Birmingham LOC)/(Original Issue Yield: 4.50%), 12/1/2015	103,018
1,000,000		Colorado Health Facilities Authority, Health Facilities Revenue Bonds (Series 2004B), 3.75% TOBs (Evangelical Lutheran Good Samaritan Society), Mandatory Tender 6/1/2009	989,410
1,300,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2005), 5.00% (Covenant Retirement Communities, Inc.), 12/1/2011	1,353,625
2,000,000		Countrydale, CO Metropolitan District, LT GO Refunding Bonds, 3.50% TOBs (Compass Bank, Birmingham LOC), Mandatory Tender 12/1/2007	1,993,180
710,000		Denver, CO Convention Center Hotel Authority, Senior Refunding Revenue Bonds, 5.00% (XL Capital Assurance Inc. INS), 12/1/2009	738,670
700,000		Denver, CO Convention Center Hotel Authority, Senior Refunding Revenue Bonds, 5.00% (XL Capital Assurance Inc. INS), 12/1/2010	736,764
705,000		Denver, CO Convention Center Hotel Authority, Senior Refunding Revenue Bonds, 5.00% (XL Capital Assurance Inc. INS), 12/1/2011	750,480
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Colorado--continued
$140,000		Denver, CO Health & Hospital Authority, Healthcare Revenue Bonds (Series 2001A), 5.25%, 12/1/2006	$140,004
200,000		Denver, CO Health & Hospital Authority, Healthcare Revenue Bonds (Series 2001A), 5.25%, 12/1/2007	202,106
180,000		High Plains, CO Metropolitan District, Revenue Bonds (Series 2005B), 4.375% (Compass Bank, Birmingham LOC)/(Original Issue Yield: 4.50%), 12/1/2015	185,432
		TOTAL	7,924,117
		Connecticut--2.4%
1,750,000		Connecticut Development Authority, PCRBs, 3.35% TOBs (Connecticut Light & Power Co.)/(AMBAC INS), Mandatory Tender 10/1/2008	1,734,600
		Florida--6.2%
1,355,000	[1]	Florida State Department of Corrections, Custodial Receipts, 3.00%, 9/10/2009	1,338,659
1,000,000		Halifax Hospital Medical Center, FL, 5.00%, 6/1/2012	1,051,270
1,000,000		Miami-Dade County, FL Transit System, Sales Surtax Revenue Bonds (Series 2006), 5.00% (XL Capital Assurance Inc. INS), 7/1/2010	1,047,700
1,000,000		Miami-Dade County, FL Transit System, Sales Surtax Revenue Bonds (Series 2006), 5.00% (XL Capital Assurance Inc. INS), 7/1/2011	1,059,100
		TOTAL	4,496,729
		Georgia--3.3%
935,000		Coffee County, GA Hospital Authority, Refunding Revenue Bonds, 5.00% (Coffee Regional Medical Center, Inc.), 12/1/2010	965,771
1,425,000		Decatur County-Bainbridge, GA IDA, Revenue Bonds, 4.55% TOBs (John B. Sanifilippo & Son)/(LaSalle Bank, N.A. LOC), Mandatory Tender 6/1/2011	1,435,958
		TOTAL	2,401,729
		Illinois--1.2%
5,000		Chicago, IL, COL SFM Revenue Bonds (Series 1997B), 5.10% (GNMA Home Mortgage Program COL), 9/1/2007	5,023
60,000		Illinois Development Finance Authority IDB, Mortgage Refunding Revenue Bonds (Series 1997A), 5.20% (MBIA Insurance Corp. INS)/(FHA LOC), 7/1/2008	60,224
760,000		Illinois Finance Authority, Refunding Revenue Bonds (Series 2006A), 5.00% (Lutheran Hillside Village), 2/1/2011	788,287
		TOTAL	853,534
		Indiana--1.2%
815,000		Indiana Health & Educational Facility Financing Authority, Revenue Bonds (Series 2005), 5.00% (Baptist Homes of Indiana), 11/15/2009	838,660
		Iowa--1.4%
1,000,000		Iowa Finance Authority, Health Facilities Development Refunding Revenue Bonds (Series 2006A), 5.25% (Care Initiatives), 7/1/2011	1,037,020
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Kansas--2.6%
$1,000,000		Burlington, KS, Refunding Revenue Bonds (Series 1998B), 4.75% TOBs (Kansas City Power and Light Co.), Mandatory Tender 10/1/2007	$1,005,400
5,000		Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds, Mortgage-Backed Securities Program, (Series 1998 A-1), 5.00% (GNMA Collateralized Home Mortgage Program COL), 6/1/2013	5,037
900,000		Spring Hill, KS, UT GO Temporary Notes (Series 2005A), 4.25%, 11/1/2009	901,026
		TOTAL	1,911,463
		Louisiana--1.4%
1,000,000		Calcasieu Parish, LA, IDB, PCR Refunding Bonds, (Series 2001), 4.80% (Occidental Petroleum Corp.), 12/1/2006	1,000,010
		Michigan--6.0%
1,000,000		Michigan State Strategic Fund, Revenue Bonds, 3.75% TOBs (Waste Management, Inc.), Mandatory Tender 8/1/2007	998,780
1,000,000		Michigan State Trunk Line, Revenue Bonds, 5.00% (FGIC INS), 11/1/2008	1,027,400
1,000,000		Michigan State Trunk Line, Revenue Bonds, 5.00% (FGIC INS), 11/1/2010	1,053,340
1,285,000		Saginaw, MI Hospital Finance Authority, Hospital Refunding Revenue Bonds (Series 2004G), 4.75% (Covenant Medical Center, Inc.), 7/1/2009	1,311,895
		TOTAL	4,391,415
		Minnesota--3.0%
1,530,000		Minneapolis, MN Health Care System, Revenue Bonds (Series 2002A), 5.00% (Allina Health System, MN), 11/15/2007	1,545,728
300,000		St. Paul, MN Housing & Redevelopment Authority, Health Care Facility Revenue Bonds (Series 2006), 5.00% (HealthPartners Obligated Group), 5/15/2012	314,814
300,000		St. Paul, MN Housing & Redevelopment Authority, Health Care Revenue Bonds (Series 2005), 5.00% (Gillette Children's Specialty Healthcare), 2/1/2009	307,206
		TOTAL	2,167,748
		Missouri--1.3%
960,000		Cape Girardeau County, MO IDA, Health Care Facilities Revenue Bonds, (Series A), 5.00% (St. Francis Medical Center, MO), 6/1/2007	965,923
		New Hampshire--2.7%
2,000,000		New Hampshire Business Finance Authority, Refunding PCRBs, 3.50% TOBs (United Illuminating Co.), Mandatory Tender 2/1/2009	1,979,340
		New Jersey--3.8%
850,000		Bayonne, NJ Redevelopment Agency, Project Notes (Series 2005A), 5.00%, 4/13/2007	851,734
700,000		Bayonne, NJ, (Series 2006B), 5.00% TANs, 12/11/2006	700,035
500,000		Bayonne, NJ, UT GO Temporary Notes, 5.00% BANs, 10/26/2007	504,020
705,000		New Jersey EDA, Refunding Revenue Bonds (Series A), 4.00% (Winchester Gardens at Ward Homestead)/(Original Issue Yield: 4.10%), 11/1/2009	703,061
		TOTAL	2,758,850
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New Mexico--1.4%
$1,000,000		Farmington, NM, Refunding Revenue Bonds (Series 2002A), 4.00% TOBs (El Paso Electric Co.)/(FGIC INS) Mandatory Tender 8/1/2012	$1,003,220
		New York--6.3%
1,110,000		Dutchess County, NY IDA, Revenue Bonds, 4.00% (Marist College), 7/1/2009	1,108,624
1,000,000		New York City, NY, UT GO Bonds (Series 2001F), 5.00%, 8/1/2007	1,009,260
1,000,000		New York City, NY, UT GO Bonds (Series E), 5.00%, 8/1/2007	1,009,260
1,000,000		New York City, NY, UT GO Bonds, (Series F), 5.00%, 8/1/2008	1,022,730
460,000		TSASC, Inc. NY, Tobacco Settlement Asset-Backed Bonds (Series 2006-1), 4.75% (Original Issue Yield: 4.83%), 6/1/2022	471,100
		TOTAL	4,620,974
		North Carolina--3.4%
315,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2006A), 5.00% (The Pines at Davidson), 1/1/2011	329,292
1,000,000		North Carolina State, UT GO Bonds (Series 2003), 5.00%, 5/1/2012	1,074,970
1,000,000		North Carolina State, UT GO Bonds (Series 2006A), 5.00%, 6/1/2014	1,097,670
		TOTAL	2,501,932
		Ohio--2.1%
960,000		Mahoning County, OH Hospital Facilities, Adjustable Rate Demand Health Care Facilities Refunding Revenue Bonds (Series 2002), 3.71% TOBs (Copeland Oaks Project)/(Sky Bank LOC), Mandatory Tender 4/1/2008	953,664
565,000		Ohio State Air Quality Development Authority, PCRBs, 4.20% TOBs (Pennsylvania Power Co.), Optional Tender 1/2/2007	564,898
		TOTAL	1,518,562
		Oklahoma--2.2%
1,500,000		Grand River Dam Authority, OK, Refunding Revenue Bonds (Series 2002A), 5.00% (FSA INS), 6/1/2012	1,608,630
		Oregon--1.0%
750,000		Port of Portland, OR, 4.65% TOBs (Union Pacific Railroad Co.)/(Union Pacific Corp. GTD), Optional Tender 12/1/2006	750,000
		Pennsylvania--4.3%
840,000		Erie, PA Higher Education Building Authority, College Refunding Revenue Bonds (Series 2004A), 3.50% (Mercyhurst College)/(Original Issue Yield: 3.57%), 3/15/2009	828,685
215,000		Erie, PA Higher Education Building Authority, College Refunding Revenue Bonds (Series 2004B), 3.50% (Mercyhurst College)/(Original Issue Yield: 3.57%), 3/15/2009	212,104
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,075,000		Lebanon County, PA Health Facilities Authority, Hospital Revenue Bonds, 4.00% (Good Samaritan Hospital), 11/15/2008	$1,073,979
5,000		Pennsylvania EDFA, Resource Recovery Refunding Revenue Bonds (Series B), 6.75% (Northampton Generating)/(Escrowed In Treasuries COL), 1/1/2007	5,013
1,005,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 5.75% (UPMC Health System), 1/15/2008	1,026,537
		TOTAL	3,146,318
		Rhode Island--0.7%
510,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds (Series 2002), 5.50% (Lifespan Obligated Group), 8/15/2007	515,309
		South Carolina--1.4%
1,000,000		Richland County, SC, Environmental Improvement Refunding Revenue Bonds (Series 2002A), 4.25% (International Paper Co.), 10/1/2007	1,000,030
		Tennessee--1.4%
1,000,000		Carter County, TN IDB, (Series 1983), 4.15% (Temple-Inland, Inc.), 10/1/2007	998,570
		Texas--4.3%
500,000		Gulf Coast, TX Waste Disposal Authority, Solid Waste Disposal Revenue Bonds (Series 2003D), 4.55% (Waste Management, Inc.), 4/1/2012	508,500
1,000,000		Texas State Transportation Commission, Mobility Fund Revenue Bonds (Series 2006), 5.00% (Texas State), 4/1/2012	1,066,870
1,500,000		Texas Water Development Board, State Revolving Fund Revenue Bonds, (Series B), 5.50%, 7/15/2007	1,517,760
		TOTAL	3,093,130
		Virginia--4.2%
1,000,000		Chesterfield County, VA IDA, PCRBs, 4.95% (Virginia Electric & Power Co.), 12/1/2007	1,001,960
1,000,000		Hopewell, VA, Public Improvement UT GO Bonds (Series 2004A), 5.00%, 7/15/2009	1,008,290
1,000,000		Virginia State, Refunding UT GO Bonds (Series 2004B), 5.00%, 6/1/2012	1,077,080
		TOTAL	3,087,330
		Washington--2.0%
1,400,000		Energy Northwest, WA, Project 1 Electric Refunding Revenue Bonds (Series 2006A), 5.00%, 7/1/2009	1,449,350
		Wyoming--5.4%
1,500,000		Albany County, WY, PCRBs (Series 1985), 4.65% TOBs (Union Pacific Railroad Co.)/(Union Pacific Corp. GTD), Optional Tender 12/1/2006	1,499,460
2,500,000		Lincoln County, WY, PCR Refunding Bonds (Series 1991), 3.40% TOBs (Pacificorp), Mandatory Tender 6/1/2010	2,444,550
		TOTAL	3,944,010
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $67,509,890)	67,673,859
Principal Amount			Value
		SHORT-TERM MUNICIPALS--4.1% [3]
		Alaska--0.4%
$300,000		Valdez, AK Marine Terminal, (Series 2003B) Daily VRDNs (BP Pipelines (Alaska) Inc.)/(BP PLC GTD), 3.650%, 12/1/2006	$300,000
		California--1.8%
1,300,000		California PCFA, Solid Waste Disposal Revenue Bonds Weekly VRDNs (Republic Services, Inc.), 3.870%, 12/7/2006	1,300,000
		Massachusetts--0.4%
300,000		Commonwealth of Massachusetts, (Series 2000A) Daily VRDNs (Landesbank Baden-Wuerttemberg (GTD) LIQ), 3.650%, 12/1/2006	300,000
		Ohio--1.5%
520,000		Wood County, OH, EDA, (Series 2000) Weekly VRDNs (Toledo Electrical JAT Fund)/ (Sky Bank LOC), 4.450%, 12/7/2006	520,000
595,000		Wood County, OH, EDA, (Series 2001) Weekly VRDNs (Hammill Manufacturing Co.)/(Sky Bank LOC), 4.450%, 12/7/2006	595,000
		TOTAL	1,115,000
		TOTAL SHORT-TERM MUNICIPALS (AT COST)	3,015,000
		TOTAL INVESTMENTS--97.1% (IDENTIFIED COST $70,524,890) [4]	70,688,859
		OTHER ASSETS AND LIABILITIES - NET--2.9%	2,115,106
		TOTAL NET ASSETS--100%	$72,803,965

Securities that are subject to the federal alternative minimum tax (AMT) represent 14.3% of the portfolio as calculated based upon total market value (percentage is unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2006, these restricted securities amounted to $2,341,339 which represented 3.2% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the "Directors"). At November 30, 2006, these liquid restricted securities amounted to $1,002,680 which represented 1.4% of total net assets.

3 Current rate and next reset date shown for Variable Rate Demand Notes.

4 The cost of investments for federal tax purposes amounts to $70,524,839.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
BANs	--Bond Anticipation Notes
COL	--Collateralized
EDA	--Economic Development Authority
EDFA	--Economic Development Financing Authority
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
PCR	--Pollution Control Revenue
PCRBs	--Pollution Control Revenue Bonds
PCFA	--Pollution Control Finance Authority
SFM	--Single Family Mortgage
TANs	--Tax Anticipation Notes
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2006

Assets:
Total investments in securities, at value (identified cost $70,524,890)		$70,688,859
Cash		88,323
Income receivable		1,073,292
Receivable for investments sold		125,000
Receivable for shares sold		1,061,007
TOTAL ASSETS		73,036,481
Liabilities:
Payable for shares redeemed	$121,443
Income distribution payable	40,197
Payable for transfer and dividend disbursing agent fees and expenses	16,018
Payable for portfolio accounting fees	11,163
Payable for share registration costs	12,729
Payable for distribution services fee (Note 5)	12,427
Payable for shareholder services fee (Note 5)	13,218
Accrued expenses	5,321
TOTAL LIABILITIES		232,516
Net assets for 7,539,321 shares outstanding		$72,803,965
Net Assets Consist of:
Paid-in capital		$76,981,600
Net unrealized appreciation of investments		163,969
Accumulated net realized loss on investments		(4,341,599)
Distributions in excess of net investment income		(5)
TOTAL NET ASSETS		$72,803,965
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($61,413,654 ÷ 6,359,772 shares outstanding), no par value, unlimited shares authorized		$9.66
Offering price per share (100/99.00 of $9.66) [1]		$9.76
Redemption proceeds per share		$9.66
Class F Shares:
Net asset value per share ($11,390,311 ÷ 1,179,549 shares outstanding), no par value, unlimited shares authorized		$9.66
Offering price per share		$9.66
Redemption proceeds per share (99.00/100 of $9.66) [1]		$9.56

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2006

Investment Income:
Interest			$3,300,314
Expenses:
Investment adviser fee (Note 5)		$345,316
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		5,639
Transfer and dividend disbursing agent fees and expenses		65,799
Directors'/Trustees' fees		3,945
Auditing fees		19,943
Legal fees		11,470
Portfolio accounting fees		64,828
Distribution services fee--Class A Shares (Note 5)		177,224
Distribution services fee--Class F Shares (Note 5)		23,159
Shareholder services fee--Class A Shares (Note 5)		173,295
Shareholder services fee--Class F Shares (Note 5)		37,607
Share registration costs		32,333
Printing and postage		21,217
Insurance premiums		6,349
Taxes		5,009
Miscellaneous		1,804
TOTAL EXPENSES		1,184,937
Waivers (Note 5):
Waiver of investment adviser fee	$(313,468)
Waiver of administrative personnel and services fee	(34,136)
Waiver of distribution services fee--Class F Shares	(23,159)
TOTAL WAIVERS		(370,763)
Net expenses			814,174
Net investment income			2,486,140
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(313,212)
Net change in unrealized depreciation of investments			455,069
Net realized and unrealized gain on investments			141,857
Change in net assets resulting from operations			$2,627,997

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,486,140	$3,427,707
Net realized loss on investments	(313,212)	(150,813)
Net change in unrealized appreciation/depreciation of investments	455,069	(1,751,537)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,627,997	1,525,357
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,009,933)	(2,828,743)
Class F Shares	(476,276)	(598,617)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,486,209)	(3,427,360)
Share Transactions:
Proceeds from sale of shares	6,310,248	12,893,335
Net asset value of shares issued to shareholders in payment of distributions declared	1,950,479	2,486,401
Cost of shares redeemed	(40,826,529)	(85,917,014)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(32,565,802)	(70,537,278)
Change in net assets	(32,424,014)	(72,439,281)
Net Assets:
Beginning of period	105,227,979	177,667,260
End of period (including undistributed (distributions in excess of) net investment income of $(5) and $91, respectively)	$72,803,965	$105,227,979

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2006

1. ORGANIZATION

Federated Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Limited Term Municipal Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Class A Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide a high level of current income which is exempt from federal regular income tax consistent with the preservation of principal. Interest income from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations and state and local taxes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Directors (the "Directors") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

for investments in other open-end regulated investment companies, based on net asset value;

for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Directors have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Directors, held at November 30, 2006, is as follows:

Security	Acquisition Date	Acquisition Cost
Florida State Department of Corrections, Custodial Receipts, 3.00%, 9/10/2009	2/27/2004	$1,355,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2006		2005
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	630,716	$6,072,895	1,238,469	$12,013,930
Shares issued to shareholders in payment of distributions declared	168,627	1,621,341	226,351	2,195,121
Shares redeemed	(3,479,793)	(33,448,403)	(8,120,213)	(78,859,959)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,680,450)	$(25,754,167)	(6,655,393)	$(64,650,908)

Year Ended November 30	2006		2005
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	24,672	$237,353	90,585	$879,405
Shares issued to shareholders in payment of distributions declared	34,245	329,138	30,062	291,280
Shares redeemed	(768,385)	(7,378,126)	(728,538)	(7,057,055)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(709,468)	$(6,811,635)	(607,891)	$(5,886,370)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,389,918)	$(32,565,802)	(7,263,284)	$(70,537,278)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended November 30, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Accumulated Net Realized Losses	Undistributed Net Investment Income
$27	$(27)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2006 and 2005, was as follows:

	2006	2005
Tax-exempt income	$2,486,209	$3,427,360

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$(3)
Net unrealized appreciation/depreciation	$164,020
Capital loss carryforward	$(4,341,652)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At November 30, 2006, the cost of investments for federal tax purposes was $70,524,839. The net unrealized appreciation of investments for federal tax purposes was $164,020. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $344,006 and net unrealized depreciation from investments for those securities having an excess of cost over value of $179,986.

At November 30, 2006, the Fund had a capital loss carryforward of $4,341,652 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 2,004,917
2008	$ 938,717
2009	$ 162,953
2010	$ 379,104
2011	$ 11,425
2012	$ 380,553
2013	$ 150,771
2014	$ 313,212

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2006, the Adviser voluntarily waived $313,468 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2006, the net fee paid to FAS was 0.181% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class F Shares	0.15%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2006, FSC voluntarily waived $23,159 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2006, FSC retained $16,983 of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2006, FSC retained $204 in sales charges from the sale of Class A Shares. FSC also retained $1,920 of contingent deferred sales charges relating to redemptions of Class A Shares and $712 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended November 30, 2006, FSSC received $10,563 of fees paid by the Fund.

Interfund Transactions

During the year ended November 30, 2006, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $51,695,000 and $56,840,000, respectively.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2006, were as follows:

Purchases	$29,082,305
Sales	$64,285,481

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than May 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

9. FEDERAL TAX INFORMATION (UNAUDITED)

At November 30, 2006, 100.0% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

10. SUBSEQUENT EVENT

On December 6, 2006, a majority of the shareholders of the Fund voted to approve the tax-free reorganization of the Fund into Federated Short-Term Municipal Trust (STMT), another portfolio managed by the Fund's Adviser. At the close of business on December 8, 2006, the tax-free reorganization occurred and all assets of the Fund were merged into STMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED FIXED INCOME SECURITIES, INC. AND SHAREHOLDERS OF FEDERATED LIMITED TERM MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Limited Term Municipal Fund (the "Fund") (one of the portfolios constituting Federated Fixed Income Securities, Inc.) as of November 30, 2006, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended November 30, 2006, were audited by another independent registered public accounting firm whose report, dated January 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Limited Term Municipal Fund at November 30, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 12, 2007

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Corporation comprised three portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: October 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA DIRECTOR Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 1991	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SR. VICE PRESIDENT Began serving: January 2006	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Corporation. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Joseph M. Balestrino is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Jeff A. Kozemchak Birth Date: January 15, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Jeff A. Kozemchak has been the Fund's Portfolio Manager since January 2000. He is Vice President of the Corporation. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Evaluation and Approval of Advisory Contract

FEDERATED LIMITED TERM MUNICIPAL FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated Funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated Funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Limited Term Municipal Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31417P304
Cusip 31417P403

G00278-02 (1/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Strategic Income Fund

Established 1994

A Portfolio of Federated Fixed Income Securities, Inc.

12TH ANNUAL SHAREHOLDER REPORT

November 30, 2006

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006	2005 [1]	2004	2003	2002
Net Asset Value, Beginning of Period	$8.55	$8.80	$8.57	$7.57	$8.00
Income From Investment Operations:
Net investment income	0.46 [2]	0.50 [2]	0.53 [2]	0.615	0.69 [2]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.34	(0.19)	0.27	1.015	(0.42)
TOTAL FROM INVESTMENT OPERATIONS	0.80	0.31	0.80	1.630	0.27
Less Distributions:
Distributions from net investment income	(0.49)	(0.56)	(0.57)	(0.629)	(0.70)
Distributions from paid-in capital [3]	--	--	--	(0.001)	--
TOTAL DISTRIBUTIONS	(0.49)	(0.56)	(0.57)	(0.630)	(0.70)
Net Asset Value, End of Period	$8.86	$8.55	$8.80	$8.57	$7.57
Total Return [4]	9.69%	3.55%	9.75%	22.29%	3.48%

Ratios to Average Net Assets:
Net expenses	1.26%	1.27%	1.26%	1.27%	1.26%
Net investment income	5.34%	5.76%	6.18%	7.14%	8.83%
Expense waiver/reimbursement [5]	0.09%	0.07%	0.07%	0.06%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$517,818	$403,562	$354,272	$279,461	$167,387
Portfolio turnover	31%	52%	26%	38%	50%

1 Beginning with the year ended November 30, 2005, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006	2005 [1]	2004	2003	2002
Net Asset Value, Beginning of Period	$8.54	$8.79	$8.57	$7.57	$8.00
Income From Investment Operations:
Net investment income	0.40 [2]	0.44 [2]	0.47 [2]	0.562	0.63 [2]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.34	(0.20)	0.26	1.008	(0.42)
TOTAL FROM INVESTMENT OPERATIONS	0.74	0.24	0.73	1.570	0.21
Less Distributions:
Distributions from net investment income	(0.43)	(0.49)	(0.51)	(0.569)	(0.64)
Distributions from paid-in capital [3]	--	--	--	(0.001)	--
TOTAL DISTRIBUTIONS	(0.43)	(0.49)	(0.51)	(0.570)	(0.64)
Net Asset Value, End of Period	$8.85	$8.54	$8.79	$8.57	$7.57
Total Return [4]	8.87%	2.77%	8.80%	21.40%	2.70%

Ratios to Average Net Assets:
Net expenses	2.01%	2.02%	2.01%	2.02%	2.01%
Net investment income	4.59%	5.01%	5.44%	6.42%	8.08%
Expense waiver/reimbursement [5]	0.09%	0.07%	0.07%	0.06%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$402,926	$523,792	$614,079	$669,571	$550,731
Portfolio turnover	31%	52%	26%	38%	50%

1 Beginning with the year ended November 30, 2005, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006	2005 [1]	2004	2003	2002
Net Asset Value, Beginning of Period	$8.55	$8.80	$8.57	$7.57	$8.00
Income From Investment Operations:
Net investment income	0.40 [2]	0.44 [2]	0.47 [2]	0.550	0.63 [2]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.33	(0.20)	0.27	1.018	(0.42)
TOTAL FROM INVESTMENT OPERATIONS	0.73	0.24	0.74	1.568	0.21
Less Distributions:
Distributions from net investment income	(0.43)	(0.49)	(0.51)	(0.567)	(0.64)
Distributions from paid-in capital [3]	--	--	--	(0.001)	--
TOTAL DISTRIBUTIONS	(0.43)	(0.49)	(0.51)	(0.568)	(0.64)
Net Asset Value, End of Period	$8.85	$8.55	$8.80	$8.57	$7.57
Total Return [4]	8.75%	2.77%	8.94%	21.37%	2.70%

Ratios to Average Net Assets:
Net expenses	2.01%	2.02%	2.01%	2.02%	2.01%
Net investment income	4.59%	5.01%	5.44%	6.42%	8.08%
Expense waiver/reimbursement [5]	0.09%	0.07%	0.07%	0.06%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$139,618	$117,114	$96,957	$87,344	$52,300
Portfolio turnover	31%	52%	26%	38%	50%

1 Beginning with the year ended November 30, 2005, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006	2005 [1]	2004	2003	2002
Net Asset Value, Beginning of Period	$8.52	$8.77	$8.55	$7.55	$7.99
Income From Investment Operations:
Net investment income	0.46 [2]	0.50 [2]	0.53 [2]	0.613	0.69 [2]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.34	(0.19)	0.26	1.017	(0.43)
TOTAL FROM INVESTMENT OPERATIONS	0.80	0.31	0.79	1.630	0.26
Less Distributions:
Distributions from net investment income	(0.49)	(0.56)	(0.57)	(0.629)	(0.70)
Distributions from paid-in capital [3]	--	--	--	(0.001)	--
TOTAL DISTRIBUTIONS	(0.49)	(0.56)	(0.57)	(0.630)	(0.70)
Net Asset Value, End of Period	$8.83	$8.52	$8.77	$8.55	$7.55
Total Return [4]	9.73%	3.56%	9.65%	22.35%	3.36%

Ratios to Average Net Assets:
Net expenses	1.26%	1.27%	1.26%	1.27%	1.26%
Net investment income	5.34%	5.76%	6.20%	7.17%	8.83%
Expense waiver/reimbursement [5]	0.59%	0.57%	0.57%	0.56%	0.57%
Supplemental Data:
Net assets, end of period (000 omitted)	$33,650	$28,542	$24,735	$23,423	$20,569
Portfolio turnover	31%	52%	26%	38%	50%

1 Beginning with the year ended November 30, 2005, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2006	Ending Account Value 11/30/2006	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,062.90	$ 6.52
Class B Shares	$1,000	$1,058.80	$10.37
Class C Shares	$1,000	$1,058.90	$10.37
Class F Shares	$1,000	$1,063.20	$ 6.47
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.75	$ 6.38
Class B Shares	$1,000	$1,014.99	$10.15
Class C Shares	$1,000	$1,014.99	$10.15
Class F Shares	$1,000	$1,018.80	$ 6.33

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.26%
Class B Shares	2.01%
Class C Shares	2.01%
Class F Shares	1.25%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value for the 12-month reporting period was 9.69% for Class A Shares, 8.87% for Class B Shares, 8.75% for Class C Shares and 9.73% for Class F Shares. The total return of the Lipper Multi-Sector Income Category Average 1 was 7.51% during the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses.

During the reporting period, the most significant factors affecting the fund's performance were: (1) the allocation of the portfolio among securities of similar types of issuers (referred to as "sectors"); (2) the change in valuation of the U.S. dollar (referred to as "currency"); and (3) the effect of changing interest rates (referred to as "duration"). 2

For purposes of the following, the discussion will focus on the performance of the fund's Class A Shares.

Over the 12-month reporting period ending 11/30/2006, interest rate levels for intermediate to longer maturity U.S. treasury securities were little changed. This point-to-point description, however, hides the fact that the 12 months can be divided into two distinct periods: (1) from 11/30/05 to 6/30/06, interest rate levels rose sharply as the Federal Reserve Board (the "Fed") raised the Federal Funds Target Rate at each of its five meetings; and (2) from 6/30/06 to 11/30/06, the Fed made no rate changes at its three following meetings and interest rate levels fell sharply. In concert with the latter rate decline, U.S. gross domestic product experienced decelerating growth throughout calendar year 2006, starting with a 5.6% real (after inflation) growth rate in the first quarter, a 2.6% real growth rate in the second quarter and an estimate of 2.2% (as of this writing) in the third quarter. In essence, the period from December 2005 through June 2006 can easily be described as a bear market environment as rates rose and high-quality bond prices fell. The period from July 2006 through fiscal year-end November 2006 represented a bull market environment with falling interest rates and rising high-quality bond prices. For this entire fiscal year, the fund's net asset value (share price) rose in value.

1 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. Figures do not reflect sales charges.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

MARKET OVERVIEW

Sector

During the entire period, the fund maintained a majority of assets in the high yield and emerging debt markets combined. 3 These two sectors were the highest performing of all global bond sectors and, thus, significantly contributed to positive fund performance. The fund did reduce its allocation to high-yield bonds during the latter half of the period, a period of strong performance for the high-yield sector, 4 thereby limiting the price appreciation to the fund. However, high yield still represented the single largest sector allocation, even after the reduction.

Currency

The fund maintained between 10-15% of assets in foreign denominated securities over much of the period, with the largest concentrations in the euro and yen currencies. For the entire reporting period, both the euro and the yen appreciated in value relative to the U.S. dollar, thus helping to boost fund performance modestly.

Duration

The effect of changing interest rate levels on fund performance varied by both bond market location (foreign versus domestic) and sector (high yield versus emerging markets versus foreign currency bonds). 5 As a whole, duration created a slight drag on the performance of the fund, primarily due the fund's holdings in short-maturity European and yen-denominated securities during the second half of the reporting period. This was a period when interest rates generally fell abroad and the fund's holdings did not appreciate as much as longer maturity securities.

3 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

4 High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.

5 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

GROWTH OF A $10,000 INVESTMENT--CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Strategic Income Fund (Class A Shares) (the "Fund") from November 30, 1996 to November 30, 2006 compared to the Lehman Brothers U.S. Government/Credit Index (LBGCI) 2 and the Lipper Multi-Sector Income Funds Average (LMSIFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2006
1 Year	4.79%
5 Years	8.53%
10 Years	6.13%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCI and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCI is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month and ten-year periods and year-to-date. The LBGCI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Strategic Income Fund (Class B Shares) (the "Fund") from November 30, 1996 to November 30, 2006 compared to the Lehman Brothers Government/Credit Index (LBGCI) 2 and the Lipper Multi-Sector Income Funds Average (LMSIFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2006
1 Year	3.37%
5 Years	8.42%
10 Years	5.97%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum 5.50% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCI and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCI is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month and ten-year periods and year-to-date. The LBGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Strategic Income Fund (Class C Shares) (the "Fund") from November 30, 1996 to November 30, 2006 compared to the Lehman Brothers Government/Credit Index (LBGCI) 2 and the Lipper Multi-Sector Income Funds Average (LMSIFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2006
1 Year	6.63%
5 Years	8.48%
10 Years	5.70%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCI and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCI is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month and ten-year periods and year-to-date. The LBGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Strategic Income Fund (Class F Shares) (the "Fund") from November 30, 1996 to November 30, 2006 compared to the Lehman Brothers Government/Credit Index (LBGCI) 2 and the Lipper Multi-Sector Income Funds Average (LMSIFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2006
1 Year	7.59%
5 Years	9.30%
10 Years	6.48%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCI and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCI is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month and ten-year periods and year-to-date. The LBGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At November 30, 2006, the Fund's portfolio composition 1 was as follows:

Security Type	Percentage of Total Net Assets [2]
Corporate Debt Securities	44.7%
Mortgage-Backed Securities [3]	28.6%
Foreign Government Securities	25.1%
Asset-Backed Securities [4]	0.0%
Municipal Securities [4]	0.0%
Other Security Types [5]	0.6%
Cash Equivalents [6]	6.9%
Other Assets and Liabilities--Net [7]	(5.9)%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of these security types.

2 As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and other assets and liabilities owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

3 For purposes of this table, mortgage-backed securities include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs) and adjustable rate mortgage-backed securities.

4 Represents less than 0.1%.

5 Other Security Types consist of common stock, preferred stock and warrants.

6 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

7 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

November 30, 2006

Principal Amount			Value in U.S. Dollars
		U.S. CORPORATE BONDS--3.3%
		Basic Industry - Chemicals--0.3%
$1,450,000	[1,2]	Fertinitro Finance, Company Guarantee, 8.290%, 4/1/2020	$1,243,375
1,250,000	[1,2]	Reliance Industries Ltd., Bond, 8.250%, 1/15/2027	1,506,250
		TOTAL	2,749,625
		Basic Industry - Metals & Mining--0.3%
3,000,000		Placer Dome, Inc., Bond, 8.500%, 12/31/2045	3,002,894
		Basic Industry - Paper--0.5%
4,360,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	4,762,288
250,000		Pope & Talbot, Inc., 8.375%, 6/1/2013	200,000
450,000		Westvaco Corp., Sr. Deb., 7.500%, 6/15/2027	477,845
		TOTAL	5,440,133
		Capital Goods - Diversified Manufacturing--0.2%
2,020,000	[1,2]	Tyco International Group, 4.436%, 6/15/2007	2,013,468
		Capital Goods - Environmental--0.3%
2,700,000		Waste Management, Inc., Deb., 8.750%, 5/1/2018	2,815,373
		Communications - Media Noncable--0.5%
2,535,000		British Sky Broadcasting Group PLC, 8.200%, 7/15/2009	2,719,511
1,187,000		British Sky Broadcasting Group PLC, Note, 6.875%, 2/23/2009	1,229,878
1,000,000		News America Holdings, Note, 8.150%, 10/17/2036	1,225,460
		TOTAL	5,174,849
		Consumer Cyclical - Automotive--0.2%
1,000,000		General Motors Acceptance, 8.000%, 11/1/2031	1,124,062
775,000		General Motors Corp., Note, 9.450%, 11/1/2011	768,219
		TOTAL	1,892,281
		Energy - Integrated--0.1%
1,500,000		Husky Oil Ltd., Company Guarantee, 8.900%, 8/15/2028	1,584,565
		Financial Institution - Banking--0.4%
2,000,000		PNC Financial Services, Company Guarantee, 8.625%, 12/31/2026	2,094,448
2,150,000	[1,2]	Regional Diversified Funding, 9.250%, 3/15/2030	2,505,944
		TOTAL	4,600,392
Principal Amount			Value in U.S. Dollars
		U.S. CORPORATE BONDS--continued
		Financial Institution - Finance Noncaptive--0.1%
$500,000		Susa Partnership LP, 8.200%, 6/1/2017	$603,831
		Financial Institution - Insurance - Life--0.3%
750,000		Delphi Funding, 9.310%, 3/25/2027	787,994
2,000,000	[1,2]	Life Re Capital Trust I, Company Guarantee, 8.720%, 6/15/2027	2,159,600
500,000	[1,2]	Union Central Life Insurance Co., Note, 8.200%, 11/1/2026	570,957
		TOTAL	3,518,551
		Financial Institution - Insurance - P&C--0.1%
500,000	[1,2]	USF&G Capital, 8.312%, 7/1/2046	616,254
500,000		USF&G Corp., Company Guarantee, 8.470%, 1/10/2027	523,352
		TOTAL	1,139,606
		TOTAL U.S. CORPORATE BONDS (IDENTIFIED COST $27,289,646)	34,535,568
		INTERNATIONAL BONDS--4.3%
		JAPANESE YEN--2.9%
		Banking--2.2%
450,000,000		Bayerische Landesbank, Sr. Unsub., Series EMTN, 1.000%, 9/20/2010	3,878,969
400,000,000		Bank Nederlandse Gemeenten, Sr. Unsub., 0.800%, 9/22/2008	3,461,449
500,000,000		KFW International Finance, 1.750%, 3/23/2010	4,433,286
190,000,000		KFW International Finance, Series EMTN, 2.050%, 9/21/2009	1,695,318
630,000,000		OEK Oest. Kontrollbank, Gilt, 1.800%, 3/22/2010	5,594,920
600,000,000		Pfandbrief Ost Land Hypo, Sr. Unsub., Series EMTN, 1.600%, 2/15/2011	5,273,552
		TOTAL	24,337,494
		Financial Intermediaries--0.3%
400,000,000		Eksportfinans, Bond, 1.800%, 6/21/2010	3,549,220
		Supranational--0.4%
500,000,000		Inter-American Development Bank, 1.900%, 7/8/2009	4,440,629
		TOTAL JAPANESE YEN	32,327,343
		U.S. DOLLAR--1.4%
		Cable & Wireless Television--0.8%
8,000,000	[3]	Satelites Mexicanos SA, Sr. Note, 10.125%, 12/31/2006	8,280,000
		Container & Glass Products--0.2%
2,500,000		Vitro SA, Note, 11.750%, 11/1/2013	2,668,750
		Oil & Gas--0.4%
3,600,000		Bluewater Finance Ltd., Company Guarantee, 10.250%, 2/15/2012	3,798,000
		TOTAL U.S. DOLLAR	14,746,750
		TOTAL INTERNATIONAL BONDS (IDENTIFIED COST $46,527,343)	47,074,093
Principal Amount			Value in U.S. Dollars
		GOVERNMENTS/AGENCIES--9.5%
		AUSTRALIAN DOLLAR--0.3%
		State/Provincial--0.3%
$3,900,000		New South Wales, State of, Local Gov't. Guarantee, Series 08RG, 8.000%, 3/1/2008	$3,140,752
700,000		West Australia Treasury Corp., Local Gov't. Guarantee, Series 07, 8.000%, 10/15/2007	559,786
		TOTAL AUSTRALIAN DOLLAR	3,700,538
		BRITISH POUND--1.0%
		Sovereign--1.0%
2,250,000		United Kingdom, Government of, Bond, 5.000%, 3/7/2008	4,422,714
3,250,000		United Kingdom, Government of, Bond, 5.750%, 12/7/2009	6,536,070
		TOTAL BRITISH POUND	10,958,784
		EURO--5.7%
		Sovereign--5.7%
2,250,000		Austria, Government of, Bond, Series 975, 5.625%, 7/15/2007	3,010,952
5,000,000		Bundesobligation, Series 146, 3.250%, 4/9/2010	6,538,650
5,100,000		Bundesobligation, Bond, Series 147, 2.500%, 10/8/2010	6,479,969
3,000,000		Finland, Government of, Note, 3.000%, 7/4/2008	3,934,116
3,000,000		France, Government of, 4.000%, 4/25/2013	4,052,910
3,800,000		France, Government of, Bond, 4.250%, 4/25/2019	5,280,033
4,200,000		France, Government of, O.A.T., 4.000%, 10/25/2009	5,620,677
4,300,000		Germany, Government of, 4.750%, 7/4/2028	6,434,109
5,500,000		Germany, Government of, 5.250%, 1/4/2008	7,401,856
4,700,000		Germany, Government of, Bond, Series 0301, 4.750%, 7/4/2034	7,158,116
4,845,000		Germany, Government of, Series 0303, 4.250%, 1/4/2014	6,650,039
		TOTAL EURO	62,561,427
		JAPANESE YEN--2.3%
		Agency--0.8%
1,000,000,000		Federal National Mortgage Association, 1.750%, 3/26/2008	8,759,751
		Sovereign--1.5%
400,000,000		Italy, Government of, Bond, 1.800%, 2/23/2010	3,539,026
306,000,000		Italy, Series INTL, 0.650%, 3/20/2009	2,630,561
610,000,000		Japan, Government of, Bond, Series 222, 1.800%, 6/21/2010	5,353,540
500,000,000		Japan, Government of, Bond, Series 240, 1.300%, 6/20/2012	4,274,977
		TOTAL	15,798,104
		TOTAL JAPANESE YEN	24,557,855
Principal Amount or Shares			Value in U.S. Dollars
		GOVERNMENTS/AGENCIES--continued
		SWEDISH KRONA--0.2%
		Sovereign--0.2%
$17,300,000		Sweden, Kingdom of, Deb., Series 1040, 6.500%, 5/5/2008	$2,630,540
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $102,772,452)	104,409,144
		ASSET-BACKED SECURITIES--0.0%
		Home Equity Loan--0.0%
174,607	[1,2]	125 Home Loan Owner Trust 1998-1A B1, 9.260%, 2/15/2029	174,607
82,954		New Century Home Equity Loan Trust 1997-NC5 M2, 7.240%, 10/25/2028	82,634
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $256,964)	257,241
		COLLATERALIZED MORTGAGE OBLIGATIONS--0.0%
		Non-Agency Mortgage--0.0%
18,662	[1,2]	SMFC Trust Asset-Backed Certificates, 1997-A B1-4, 1/28/2027 (IDENTIFIED COST $30,574)	14,743
		COMMON STOCKS--0.0%
		Finance--0.0%
2,013	[4]	Arcadia Financial Ltd., Warrants 3/15/2007	0
		Sovereign--0.0%
250	[4]	Nigeria, Government of, Warrants 11/15/2020	0
		TOTAL COMMON STOCKS (IDENTIFIED COST $0)	0
		MORTGAGE-BACKED SECURITIES--0.0%
		Government National Mortgage Association--0.0%
71,365		Government National Mortgage Association Pool 780360, 11.000%, 30 Year, 9/15/2015 (IDENTIFIED COST $80,197)	75,746
		MUNICIPAL BOND--0.0%
		Municipal Services--0.0%
250,000		McKeesport, PA, Taxable GO Series B 1997, 7.300%, (MBIA Insurance Corp. INS), 3/1/2020 (IDENTIFIED COST $249,413)	256,757
		MUTUAL FUNDS--82.2% [5]
12,914,110		Emerging Markets Fixed Income Core Fund	267,255,096
27,603,998		Federated Mortgage Core Portfolio	274,935,818
52,185,628		High Yield Bond Portfolio	357,471,551
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $1,010,181,515)	899,662,465
Shares or Principal Amount			Value in U.S. Dollars
		PREFERRED STOCKS--0.3%
		Financial Institution - Brokerage--0.2%
40,000		Lehman Brothers Holdings, Pfd. 5.670%, $2.84, Annual Dividend	$2,080,000
		Financial Institution - REITs--0.1%
9,900		Prologis Trust, REIT Perpetual Pfd. Stock, Series C, $4.27, Annual Dividend	645,183
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,146,408)	2,725,183
		REPURCHASE AGREEMENT--0.3%
$3,526,000		Interest in $2,000,000,000 joint repurchase agreement 5.32%, dated 11/30/2006, under which Credit Suisse First Boston LLC will repurchase U.S. Government Agency securities with various maturities to 8/16/2043 for $2,000,295,556 on 12/1/2006. The market value of the underlying securities at the end of the period was $2,060,008,358. (AT COST)	$3,526,000
		TOTAL INVESTMENTS--99.9% (IDENTIFIED COST $1,193,060,512) [6]	1,092,536,940
		OTHER ASSETS AND LIABILITIES - NET--0.1%	1,475,892
		TOTAL NET ASSETS--100%	$1,094,012,832

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2006, these restricted securities amounted to $10,805,198, which represented 1.0% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors. At November 30, 2006, these liquid restricted securities amounted to $10,805,198, which represented 1.0% of total net assets.

3 Issuer has defaulted on final principal payment.

4 Non-income producing security.

5 Affiliated companies.

6 The cost of investments for federal tax purposes amounts to $1,196,709,384.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The following acronyms are used throughout this portfolio:

GO	--General Obligation
INS	--Insured
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2006

Assets:
Total investments in securities, at value, including $899,662,465 of investments in affiliated issuers (Note 5) (identified cost $1,193,060,512)		$1,092,536,940
Cash		75,535
Cash denominated in foreign currency (identified cost $434,410)		447,318
Income receivable		6,716,451
Receivable for shares sold		2,807,185
TOTAL ASSETS		1,102,583,429
Liabilities:
Payable for investments purchased	$3,749,034
Payable for shares redeemed	2,620,304
Income distribution payable	1,205,168
Payable for transfer and dividend disbursing agent fees and expenses	287,164
Payable for distribution services fee (Note 5)	333,074
Payable for shareholder services fee (Note 5)	212,307
Accrued expenses	163,546
TOTAL LIABILITIES		8,570,597
Net assets for 123,566,843 shares outstanding		$1,094,012,832
Net Assets Consist of:
Paid-in capital		$1,210,327,166
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(100,430,086)
Accumulated net realized loss on investments and foreign currency transactions		(11,996,252)
Distributions in excess of net investment income		(3,887,996)
TOTAL NET ASSETS		$1,094,012,832

Statement of Assets and Liabilities-continued

November 30, 2006

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($517,818,293 ÷ 58,466,984 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$8.86
Offering price per share (100/95.50 of $8.86) [1]	$9.28
Redemption proceeds per share	$8.86
Class B Shares:
Net asset value per share ($402,926,094 ÷ 45,519,858 shares outstanding), $0.001 par value, 2,000,000,000 shares authorized	$8.85
Offering price per share	$8.85
Redemption proceeds per share (94.50/100 of $8.85) [1]	$8.36
Class C Shares:
Net asset value per share ($139,618,484 ÷ 15,768,518 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$8.85
Offering price per share (100/99.00 of $8.85) [1]	$8.94
Redemption proceeds per share (99.00/100 of $8.85) [1]	$8.76
Class F Shares:
Net asset value per share ($33,649,961 ÷ 3,811,483 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$8.83
Offering price per share (100/99.00 of $8.83) [1]	$8.92
Redemption proceeds per share (99.00/100 of $8.83) [1]	$8.74

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2006

Investment Income:
Dividends (including $46,087,070 received from affiliated issuers) (Note 5)		$46,244,909
Interest (net of foreign taxes withheld of $9,434 and including income on securities loaned of $152)		7,181,905
Interest income allocated from affiliated partnership (Note 5)		17,343,328
TOTAL INCOME		70,770,142
Expenses:
Investment adviser fee (Note 5)	$9,092,587
Administrative personnel and services fee (Note 5)	851,234
Custodian fees	86,910
Transfer and dividend disbursing agent fees and expenses	1,149,951
Directors'/Trustees' fees	11,336
Auditing fees	19,942
Legal fees	30,500
Portfolio accounting fees	163,432
Distribution services fee--Class B Shares (Note 5)	3,467,861
Distribution services fee--Class C Shares (Note 5)	953,446
Distribution services fee--Class F Shares (Note 5)	152,709
Shareholder services fee--Class A Shares (Note 5)	1,103,743
Shareholder services fee--Class B Shares (Note 5)	1,155,954
Shareholder services fee--Class C Shares (Note 5)	315,401
Shareholder services fee--Class F Shares (Note 5)	73,828
Share registration costs	106,873
Printing and postage	153,175
Insurance premiums	11,523
Taxes	94,074
Miscellaneous	8,649
EXPENSES BEFORE ALLOCATION	19,003,128
Expenses allocated from affiliated partnership	159,852
TOTAL EXPENSES	19,162,980

Statement of Operations-continued

Year Ended November 30, 2006

Waivers (Note 5):
Waiver of investment adviser fee	$(887,717)
Waiver of administrative personnel and services fee	(36,111)
Waiver of distribution services fee--Class F Shares	(152,709)
TOTAL WAIVERS		$(1,076,537)
Net expenses			$18,086,443
Net investment income			52,683,699
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign taxes withheld of $96,532 and including realized gain of $10,357,736 on sales of investments in affiliated issuers (Note 5))			(977,026)
Net realized gain allocated from partnership			7,553,841
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			36,152,560
Net realized and unrealized gain on investments and foreign currency transactions			42,729,375
Change in net assets resulting from operations			$95,413,074

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$52,683,699	$57,913,590
Net realized gain on investments including allocation from partnership, options and foreign currency transactions	6,576,815	44,104,965
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	36,152,560	(69,333,942)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	95,413,074	32,684,613
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(25,642,821)	(24,422,584)
Class B Shares	(22,772,319)	(32,133,983)
Class C Shares	(6,276,951)	(6,115,812)
Class F Shares	(1,745,059)	(1,705,710)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(56,437,150)	(64,378,089)
Share Transactions:
Proceeds from sale of shares	322,338,719	304,525,060
Net asset value of shares issued to shareholders in payment of distributions declared	40,383,303	41,834,187
Cost of shares redeemed	(380,695,871)	(331,699,493)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(17,973,849)	14,659,754
Change in net assets	21,002,075	(17,033,722)
Net Assets:
Beginning of period	1,073,010,757	1,090,044,479
End of period (including distributions in excess of net investment income of $(3,887,996) and $(2,371,557), respectively)	$1,094,012,832	$1,073,010,757

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2006

1. ORGANIZATION

Federated Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Strategic Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to seek a high level of current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Directors (the "Directors") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for investments in other open-end regulated investment companies, based on net asset value;
  for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Directors have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Directors, although the actual calculation may be done by others.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in portfolios of Federated Core Trust, (Core Trust) which is managed by Federated Investment Management Company, the Fund's adviser. Core Trust is an open-end management investment company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed-income securities. The investment objective of Federated Mortgage Core Portfolio, a series of Core Trust, is to achieve total return on assets. Federated receives no advisory or administrative fees from the Funds within the Core Trust. Income distributions from Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. The performance of the Fund is directly affected by the performance of the Core Trust. A copy of the Core Trust's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, at the Commission's public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

The Fund may also invest in portfolios of Federated Core Trust II (Core Trust II), pursuant to a separate Exemptive Order issued by the SEC. Core Trust II is independently managed by Federated Investment Counseling. Core Trust II is a limited partnership established under the laws of the state of Delaware, on November 13, 2000, registered under the Act, and offered only to registered investment companies and other accredited investors. The investment objective of Emerging Markets Fixed Income Core Fund (EMCORE), a series of Core Trust II, is to achieve total return on assets. Federated receives no advisory or administrative fees from the Funds within the Core Trust II. The Fund records daily its proportionate share of income, expenses, unrealized gains and losses from EMCORE. The performance of the Fund is directly affected by the performance of EMCORE. A copy of EMCORE's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, at the Commission's public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of November 30, 2006, the Fund had no outstanding securities on loan.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2006		2005
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	26,685,064	$230,317,262	22,451,249	$195,756,157
Shares issued to shareholders in payment of distributions declared	2,300,801	19,849,421	2,145,715	18,633,168
Shares redeemed	(17,728,394)	(153,070,813)	(17,649,994)	(153,615,522)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	11,257,471	$97,095,870	6,946,970	$60,773,803

Year Ended November 30	2006		2005
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	3,863,554	$32,881,570	6,434,171	$56,165,818
Shares issued to shareholders in payment of distributions declared	1,731,719	14,923,380	2,113,803	18,353,258
Shares redeemed	(21,388,620)	(184,627,740)	(17,068,264)	(148,697,072)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(15,793,347)	$(136,822,790)	(8,520,290)	$(74,177,996)

Year Ended November 30	2006		2005
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	5,766,140	$49,711,184	5,202,143	$45,400,284
Shares issued to shareholders in payment of distributions declared	515,609	4,446,973	458,146	3,975,844
Shares redeemed	(4,217,507)	(36,354,504)	(2,979,061)	(25,913,967)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	2,064,242	$17,803,653	2,681,228	$23,462,161

Year Ended November 30	2006		2005
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	1,098,091	$9,428,703	829,046	$7,202,801
Shares issued to shareholders in payment of distributions declared	135,303	1,163,529	100,801	871,917
Shares redeemed	(771,017)	(6,642,814)	(399,947)	(3,472,932)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	462,377	$3,949,418	529,900	$4,601,786
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,009,257)	$(17,973,849)	1,637,808	$14,659,754

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, defaulted interest, market discount reclass and capital allocation from partnerships.

For the year ended November 30, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Losses
$(411,513)	$2,237,012	$(1,825,499)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2006 and 2005, was as follows:

	2006	2005
Ordinary income [1]	$56,437,150	$64,378,089

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$(3,418,276)
Net unrealized depreciation	$(104,078,958)
Capital loss carryforward	$(8,817,100)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and open defaulted bond deferral.

At November 30, 2006, the cost of investments for federal tax purposes was $1,196,709,384. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $104,172,444. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $30,704,982 and net unrealized depreciation from investments for those securities having an excess of cost over value of $134,877,426.

At November 30, 2006, the Fund had a capital loss carryforward of $8,817,100 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$3,055,081
2010	$5,329,211
2012	$ 432,808

The Fund used capital loss carryforwards of $4,475,630 to offset taxable capital gains realized during the year ended November 30, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. For the year ended November 30, 2006, the Adviser voluntarily waived $887,717 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. For the year ended November 30, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.50%

For the year ended November 30, 2006, FSC voluntarily waived $152,709 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2006, FSC retained $289,314 of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2006, FSC, the principal distributor, retained $152,417 in sales charges from the sale of Class A Shares. FSC also retained $3,715 of contingent deferred sales charges relating to redemptions of Class A Shares, $16,074 relating to redemptions of Class C Shares and $8,781 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended November 30, 2006, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses (including the distribution (12b-1) fee) so that the total operating expenses paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.26%, 2.01%, 2.01% and 1.26%, respectively, for the fiscal year ending November 30, 2007. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after January 31, 2008.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other mutual funds. The Adviser was not paid an investment adviser fee by the affiliated mutual funds listed below. Therefore, the Adviser was not required to reimburse the Fund any investment adviser fee in connection with the investments in affiliated mutual funds listed below. Transactions with affiliated companies during the year ended November 30, 2006 are as follows:

Affiliates	Balance of Shares Held 1/30/2005	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2006	Value at 11/30/2006	Dividend Income or Income Allocated From Partnerships
Emerging Markets Fixed Income Core Fund	12,941,595	3,323,446	3,350,931	12,914,110	$267,255,096	$17,343,328
Federated Mortgage Core Portfolio	22,815,899	12,113,759	7,325,660	27,603,998	274,935,818	13,013,097
High Yield Bond Portfolio	58,551,128	10,074,662	16,440,162	52,185,628	357,471,551	33,073,973
TOTAL OF AFFILIATED TRANSACTIONS	94,308,622	25,511,867	27,116,753	92,703,736	$899,662,465	$63,430,398

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2006, were as follows:

Purchases	$310,034,105
Sales	$326,357,547

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years no later than May 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

10. SUBSEQUENT EVENT

On December 21, 2006, the Corporation entered into a $150,000,000 unsecured, uncommitted discretionary line of credit (LOC) with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED FIXED INCOME SECURITIES, INC. AND SHAREHOLDERS OF FEDERATED STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Strategic Income Fund (the "Fund"), one of the portfolios constituting Federated Fixed Income Securities, Inc., as of November 30, 2006, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period then ended were audited by another independent registered public accounting firm whose report, dated January 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Strategic Income Fund at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 12, 2007

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Corporation comprised three portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: October 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: October 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA DIRECTOR Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 1991	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SR. VICE PRESIDENT Began serving: January 2006	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004 and is a Vice President of the Corporation. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Joseph M. Balestrino has been the Fund's Portfolio Manager since July 1996. He is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Jeff A. Kozemchak Birth Date: January 15, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Jeff A. Kozemchak has been the Fund's Portfolio Manager since January 1997. He is Vice President of the Corporation. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Evaluation and Approval of Advisory Contract

FEDERATED STRATEGIC INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated Funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated Funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Strategic Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31417P502
Cusip 31417P601
Cusip 31417P700
Cusip 31417P809

G00324-02 (1/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

            (a)   Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $63,000

                  Fiscal year ended 2005 - $59,685

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $2,453 and $1,509
      respectively.  Fiscal year ended 2006 - Audit consent issued for N-14 filing. Fiscal year ended 2005 - Sarbanes Oxley sec. 302 procedures.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $9,412
      respectively.  Fiscal year ended 2005- Executive compensation analysis.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

                  Fiscal year ended 2006 - 0%

                  Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

                  Fiscal year ended 2006 - 0%

                  Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

                  Fiscal year ended 2006 - 0%

                  Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2006 - $157,119

            Fiscal year ended 2005 - $71,493

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED FIXED INCOME SECURITIES, INC.

BY          /S/ RICHARD A. NOVAK

            Richard A. Novak, Principal Financial Officer
DATE        January 23, 2007

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE
            J. Christopher Donahue, Principal Executive Officer
DATE        January 23, 2007

BY          /S/ RICHARD A. NOVAK

            Richard A. Novak, Principal Financial Officer
DATE        January 23, 2007